Contract #:  800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS

                  This Service Agreement, made and entered into this 15th day of November, 1996, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and CONNECTICUT NATURAL GAS CORPORATION (herein called "Customer", whether one or more),

                               W I T N E S S E T H:

                  WHEREAS, Customer is a customer of Algonquin Gas Transmission Company ("Algonquin"); and

                  WHEREAS, Algonquin is a customer of Pipeline under certain of Pipeline's rate schedules and related service agreements; and

                  WHEREAS, pursuant to the Federal Energy Regulatory Commisssion's ("Commission") order issued on July 8, 1994, in Docket Nos. RP93-14-000, et al., and 18 C.F.R. Section 284.242, Algonquin is assigning on a permanent basis certain of its firm service entitlements on Pipeline to certain of Algonquin's direct customers; and

                  WHEREAS, Customer's capacity entitlements on Pipeline pursuant to this Service Agreement are a result of Algonquin's permanent assignment to Customer as described above; and

                  WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to reflect such permanent assignment from Algonquin to Customer;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                     ARTICLE I

                                SCOPE OF AGREEMENT

                  Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and
      2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

                       Maximum Daily Quantity (MDQ) 644 dth


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


                  Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

                  Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation
      (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

                  In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.


                                    ARTICLE II

                                TERM OF AGREEMENT

                  The term of this Service Agreement shall commence on September 1, 1994 and shall continue in force and effect until 10/31/2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to
      Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if,


                                         2
                                                                    800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


      prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

                  THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

                  Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                                    ARTICLE III

                                   RATE SCHEDULE

                  This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

                  Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Sche-dule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

                  Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Sche-dule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of





                                         3
                                                                    800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


      Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                                    ARTICLE IV

                   POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

                  The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

                  Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.


                                     ARTICLE V

                                     QUALITY

                  All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
      Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.









                                         4
                                                                    800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


                                    ARTICLE VI

                                     ADDRESSES

                  Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

                  (a) Pipeline:   TEXAS EASTERN TRANSMISSION CORPORATION
                                  5400 Westheimer Court
                                  Houston, TX  77056-5310

                  (b) Customer:   CONNECTICUT NATURAL GAS CORPORATION
                                       P.O. Box 1500
                                       100 Columbus Boulevard
                                       Hartford, CT  06144

      or such other address as either party shall designate by formal written notice.


                                    ARTICLE VII

                                    ASSIGNMENTS

                  Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.




                                         5
                                                                     800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


                                   ARTICLE VIII

                                  INTERPRETATION

                  The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

                  This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                                    ARTICLE IX

                         CANCELLATION OF PRIOR CONTRACT(S)

                  This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                       None






























                                         6
                                                                    800423


                                 SERVICE AGREEMENT
                               FOR RATE SCHEDULE CDS
                                    (Continued)


                  IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                       TEXAS EASTERN TRANSMISSION
      CORPORATION



                                       By  Robert B. Evans
                                          ----------------------------------
                                            Vice President




      ATTEST:


      Robert W. Reed
      -------------------------




                                       CONNECTICUT NATURAL GAS CORPORATION



                                       By Edna M. Karanian
                                         ----------------------------------



      ATTEST:



      R. L. Babcock
      --------------------------











                                         7                             800423

                                                           Contract #: 800423

                                                   EXHIBIT A, TRANSPORTATION PATHS
                                              FOR BILLING PURPOSES, DATED            ,
                                          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
                                  BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                                          CONNECTICUT NATURAL GAS CORPORATION ("Customer"),
                                                       DATED                :

      (1)         Customer's firm Point(s) of Receipt:

                                                          Maximum Daily Receipt
                                                               Obligation (plus
                                                                     Applicable
      Point of                                                 Shrinkage) (dth)   Measurement
      Receipt               Description                      ------------------Responsi-bilities    Owner     Operator
      ---------      -----------------------------                                -----------      --------  ----------
      None

      (2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

      Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.



      Transportation          Transportation Path
      Path                    Quantity (Dth/D)
      --------------          --------------------

         M1 to M3                    644



      SIGNED FOR IDENTIFICATION

      PIPELINE:   _________________________

      CUSTOMER:   __________________________

                                         A-1                             800423

                                                       Contract #: 800423


                                  EXHIBIT A, TRANSPORTATION PATHS, Continued
                                      CONNECTICUT NATURAL GAS CORPORATION


      SUPERSEDES EXHIBIT A DATED:  _________





































                                         A-2                             800423


                                                             Contract #:800423

                 EXHIBIT B, POINT(S) OF DELIVERY, DATED            ,
                  TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
          BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                  CONNECTICUT NATURAL GAS CORPORATION ("Customer"),
                               DATED                :

                                                      Maximum Daily
                                                      Delivery      Delivery      Measurement
             Point of                                 Obligation    Pressure      Responsi-
             Delivery          Description            ------------- Obligation     bilities       Owner        Operator
             ---------         -----------               (dth)      ----------    ------------   ------------ ----------
           1.70087       ALGONQUIN - LAMBERTVILLE, NJ     644       AS REQUESTED  TX EAST TRAN   TX EAST TRAN ALGONQUIN
                         HUNTERDON CO. CO., NJ                      BY CUSTOMER,
                                                                    NOT TO EXCEED
                                                                    750 POUNDS PER
                                                                    SQUARE INCH
                                                                    GAUGE
           2.71078       ALGONQUIN - HANOVER, NJ          644       AS REQUESTED  TX EAST TRAN   TX EAST TRAN ALGONQUIN
                         MORRIS CO. CO., NJ                         BY CUSTOMER,
                                                                    NOT TO
                                                                    EXCEED750
                                                                    POUNDS PER
                                                                    SQUARE INCH
                                                                    GAUGE
           3.79823       AGT-CONNECTICUT NATURAL FOR        0       N/A           N/A            N/A          N/A
                         NOMINATION PURPOSES
           4.79513       FSS-1 AND SS-1 STORAGE POINT     644       N/A           N/A            N/A          N/A
                                                      04/01-10/31
                                                          644
                                                      11/01-03/31

     provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:




                                  B-1                      800423r1.cng


                                                 Contract #:  800423

                     EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                         CONNECTICUT NATURAL GAS CORPORATION


                                                                        Aggregate Maximum Daily
                              Point of Delivery                          Delivery Obligation (dth)
                              -----------------                          -------------------------
                              No. 1                                           54,617
                              No. 2                                           31,626
                              No. 4                                            9,506














      SIGNED FOR IDENTIFICATION

      PIPELINE:

      CUSTOMER:

      SUPERSEDES EXHIBIT B DATED









                                         B-2                     800423r1.cng

                                                           Contract #:  800423

                         CONNECTICUT NATURAL GAS CORPORATION


                                                             Contract #:800423


      EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY, DATED ____________________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND CONNECTICUT NATURAL GAS CORPORATION ("CUSTOMER"), DATED________________:


                            ZONE BOUNDARY ENTRY QUANTITY
                                        Dth/D

                                         To
                                         --

      FROM    STX   ETX  WLA    ELA    M1-24    M1-30   M1-TXG   M1-TGC    M2-24   M2-30    M2-TXG   M2-TGC     M2         M3
   STX                                                                 18
   ETX                                      78                28
   WLA                                                         8       18
   ELA                                              504
   M1-24                                                                        78
   M1-30                                                                               504
   M1-TXG                                                                                        36
   M1-TGC                                                                                                 37
   M2-24
   M2-30
   M2-TXG
   M2-TGC
   M2                                                                                                                         644
   M3







                                                           Contract #:  800423

                     EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                         CONNECTICUT NATURAL GAS CORPORATION

                                                                                                                Contract #:800423
                                                        EXHIBIT C (Continued)
                                                 CONNECTICUT NATURAL GAS CORPORATION

                                                     ZONE BOUNDARY EXIT QUANTITY
                                                                Dth/D

                                                                 To
                                                                 --


      FROM   STX    ETX    WLA    ELA     M1-24    M1-30   M1-TXG   M1-TGC   M2-24   M2-30    M2-TXG   M2-TGC     M2       M3
   STX
   ETX
   WLA
   ELA
   M1-24                                                                          78
   M1-30                                                                                 504
   M1-TXG                                                                                          36
   M1-TGC                                                                                                   37
   M2-24
   M2-30
   M2-TXG
   M2-TGC
   M2                                                                                                                         644
   M3


   SIGNED FOR IDENTIFICATION:

   PIPELINE:

   CUSTOMER:

   SUPERCEDES EXHIBIT C DATED


